                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



                      SEPTEMBER 15, 2000 (AUGUST 31, 2000)
 ------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                          ALARIS MEDICAL SYSTEMS, INC.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                    DELAWARE
 ------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                                    333-18687
 ------------------------------------------------------------------------------
                            (Commission File Number)


                                   13-3800335
 ------------------------------------------------------------------------------
                        (IRS Employer Identification No.)


                             10221 WATERIDGE CIRCLE
                               SAN DIEGO, CA 92121
 ------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (858) 458-7000
 ------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                           Exhibit index is on page 11

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On August 31, 2000, pursuant to an Asset Purchase Agreement dated as of August 17, 2000, by and among the Registrant, ALARIS Medical Systems, Inc. ("AMS" or "the Company"), a wholly-owned subsidiary of ALARIS Medical, Inc., Card Guard Scientific Survival Ltd. ("Buyer Parent") and Card Guard Technologies, Inc., a subsidiary of Buyer Parent ("Buyer"), AMS sold the assets and certain liabilities of its Instromedix division ("Instromedix") to Buyer for $30 million in cash ("the Sale").

Approximately $18 million of the net cash proceeds of the transaction (after taxes and other estimated costs) were used to repay indebtedness under AMS credit facility.

The Asset Purchase Agreement and the other agreements executed in connection with the sale provide that AMS will assist Buyer in setting up a fully independent headquarters and manufacturing facility in San Diego, California. Pursuant to these agreements, $5 million of the $30 million purchase price was placed in escrow. AMS will receive such escrowed amounts upon completion of its obligations under the agreements. During this transition period, AMS will continue to manufacture Instromedix products for Buyer.

The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to such Agreement, a copy which is attached hereto as
Exhibit 2(a). Registrant agrees to furnish supplementally to the Commission upon request a copy of all omitted schedules and exhibits to the Asset Purchase Agreement.


ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS.

(b)      Pro Forma Financial Information.

Pursuant to Securities and Exchange Commission regulations, the following unaudited pro forma consolidated financial information of the Company has been prepared to reflect the Sale as if it had been consummated on earlier dates.

The unaudited pro forma consolidated balance sheet has been prepared to reflect the Sale, the receipt of all proceeds and payment of all related costs as having occurred on June 30, 2000 and (i) excludes Instromedix assets and liabilities that were purchased by Card Guard Technologies, Inc.; (ii) includes an $18.3 million debt reduction from the proceeds; (iii) excludes Instromedix intangible assets and related deferred tax liabilities; and (iv) reflects the payment of transaction costs and expenses, including income taxes of approximately $8 million, associated with the Sale.

The unaudited pro forma consolidated statements of operations are based on the Company's historical results and have been adjusted to (i) exclude the Instromedix operating results for the period presented; (ii) reflect the impact on interest expense of the repayment of $18.3 million of debt; and
(iii) adjust the income tax provision for such changes. The unaudited pro forma statements of operations are presented for the six months ended June 30, 2000 and 1999 and the years ended December 31, 1999 and 1998. The year ended December 31, 1997 has not been presented, as the purchase of Instromedix did not occur until 1998. The unaudited pro forma consolidated statement of operations for the year ended December 31, 1998 reflects the debt repayment as of July 17, 1998 (the acquisition date of Instromedix). All other unaudited pro forma statements of operations presented reflect the debt repayment as if it had taken place at the beginning of the period.

The unaudited pro forma consolidated financial information is not necessarily indicative of the Company's consolidated financial position or consolidated results of operations that might have been achieved had the transaction actually been consummated on the assumed dates, nor is it necessarily indicative of the Company's consolidated financial position or consolidated results of operations which may occur in the future.

                          ALARIS MEDICAL SYSTEMS, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
-----------------------------------------------------------------------
         (DOLLAR AND SHARE AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                     ASSETS

                                                                                        JUNE 30, 2000      (UNAUDITED)
                                                                        ----------------------------------------------
                                                                        HISTORICAL        ADJUSTMENT         PRO FORMA
                                                                        ----------        ----------         ---------
Current assets:
    Cash.............................................................  $    22,483       $    30,000  (A)   $    22,310
                                                                                             (18,273) (B)
                                                                                             (11,900) (C)
    Receivables, net.................................................       78,419            (1,551) (D)        76,868
    Inventories......................................................       74,247            (2,127) (E)        72,120
    Prepaid expenses and other current assets........................       24,727                               24,727
                                                                       -----------       -----------        -----------
        Total current assets.........................................      199,876            (3,851)           196,025
                                                                       -----------       -----------        -----------

Net investment in sales-type leases, less current portion............       24,412                 -             24,412
Property, plant and equipment, net...................................       65,106              (907) (F)        64,199
Other non-current assets.............................................       25,924                               25,924
Intangible assets, net...............................................      267,289           (13,429) (G)       253,860
                                                                       -----------       -----------        -----------

                                                                       $   582,607       $   (18,187)       $   564,420
                                                                       ===========       ===========        ===========


                      LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
    Current portion of long-term debt................................  $    18,147       $    (1,762) (B)   $    16,385
    Accounts payable.................................................       20,301                               20,301
    Accrued expenses and other current liabilities...................       39,100              (100) (H)        39,000
                                                                       -----------       -----------        -----------
       Total current liabilities.....................................       77,548            (1,862)            75,686
                                                                       -----------       -----------        -----------
Long-term debt.......................................................      371,503           (16,478) (B)       355,025
Other non-current liabilities........................................       35,446            (5,451) (I)        29,995
                                                                       -----------       -----------        -----------
       Total non-current liabilities.................................      406,949           (21,929)           385,020
                                                                       -----------       -----------        -----------

Contingent liabilities and commitments

Stockholder's equity:
    Common stock and capital in excess of par value,
       authorized 3,000 common shares at $.01 par value;
       1,000 issued and outstanding at June 30, 2000.................      203,684                              203,684
    Accumulated deficit..............................................      (99,248)            5,604 (J)        (93,644)
    Accumulated other comprehensive loss.............................       (6,326)                              (6,326)
                                                                       -----------       -----------        -----------
       Total stockholder's equity....................................       98,110             5,604            103,714
                                                                       -----------       -----------        -----------

                                                                       $   582,607       $   (18,187)       $   564,420
                                                                       ===========       ===========        ===========

NOTES TO THE PRO FORMA CONSOLIDATED BALANCE SHEET
-------------------------------------------------
(UNAUDITED)
(DOLLARS IN THOUSANDS)

(A)   Reflects receipt of gross proceeds from the Sale.

(B) Represents repayment of $18,063 of debt under the AMS credit facility and $210 under capital lease obligations.

(C) Reflects payment of estimated income taxes and expenses associated with the Sale, including estimated cost to provide support services to Instromedix and costs to set up a fully independent headquarters and manufacturing facility for the Buyer.

(D)   Accounts receivable purchased by Buyer.

(E)   Inventory purchased by Buyer.

(F)   Property and equipment purchased by Buyer.

(G)   Represents Instromedix intangible assets.

(H)   Product warranty liability assumed by Buyer.

(I) Represents a deferred tax liability related to the Instromedix intangible assets ($5,372) and deferred service revenue assumed by Buyer ($79).

(J) Represents net gain on sale of Instromedix, a portion of which will be recognized in the third quarter of 2000, and the balance of which will be recognized once the Company completes its obligation under the Asset Purchase Agreement.

                               ALARIS MEDICAL SYSTEMS, INC.
                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
                            (DOLLAR AMOUNTS IN THOUSANDS)


                                                                             SIX MONTHS  ENDED JUNE 30, 2000 (UNAUDITED)
                                                                             -------------------------------------------
                                                                               HISTORICAL     ADJUSTMENT(A)  PRO FORMA
                                                                               ----------     -------------  ---------
Sales........................................................................ $   189,019     $    6,618     $  182,401
Cost of sales................................................................     102,183          4,149         98,034
                                                                              -----------     ----------     ----------

    Gross margin.............................................................      86,836          2,469         84,367
                                                                              -----------     ----------     ----------

Selling and marketing expenses...............................................      37,717          2,115         35,602
General and administrative expenses..........................................      19,919            626         19,293
Research and development expenses............................................      12,008          1,021         10,987
Restructuring charges........................................................         535              -            535
                                                                              -----------     ----------     ----------

    Total operating expenses.................................................      70,179          3,762         66,417
                                                                              -----------     ----------     ----------

Lease interest income........................................................       2,453              -          2,453
                                                                              -----------     ----------     ----------

    Income (loss) from operations............................................      19,110         (1,293)        20,403

Other income (expenses):
  Interest income............................................................         489              -            489
  Interest expense...........................................................     (20,646)          (891) (B)   (19,755)
  Other, net.................................................................       1,142              -          1,142
                                                                              -----------     ----------     ----------

    Total other expense......................................................     (19,015)          (891)       (18,124)
                                                                              -----------     ----------     ----------

Income (loss) before income taxes............................................          95         (2,184)         2,279
Provision for (benefit from) income taxes....................................          60         (1,240) (C)     1,300
                                                                              -----------     ----------     ----------


Net income (loss) ........................................................... $        35     $     (944)    $      979
                                                                              ===========     ==========     ==========

         SEE NOTES TO THE PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                  ALARIS MEDICAL SYSTEMS, INC.
                         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         ----------------------------------------------
                                 (DOLLAR AMOUNTS IN THOUSANDS)


                                                                             SIX MONTHS  ENDED JUNE 30, 1999 (UNAUDITED)
                                                                             -------------------------------------------
                                                                               HISTORICAL     ADJUSTMENT(A)  PRO FORMA
                                                                               ----------     -------------  ---------
Sales........................................................................ $   193,051     $    7,773     $  185,278
Cost of sales................................................................     100,597          4,675         95,922
                                                                              -----------     ----------     ----------

    Gross margin.............................................................      92,454          3,098         89,356
                                                                              -----------     ----------     ----------

Selling and marketing expenses...............................................      39,085          2,350         36,735
General and administrative expenses..........................................      22,027          1,996         20,031
Research and development expenses............................................      12,598            971         11,627
Restructuring, integration and other non-recurring charges...................       3,438          3,389             49
                                                                              -----------     ----------     ----------

    Total operating expenses.................................................      77,148          8,706         68,442
                                                                              -----------     ----------     ----------

Lease interest income........................................................       2,080              -          2,080
                                                                              -----------     ----------     ----------

    Income (loss) from operations............................................      17,386         (5,608)        22,994

Other income (expenses):
  Interest income............................................................         761              -            761
  Interest expense...........................................................     (19,910)          (713) (B)   (19,197)
  Other, net.................................................................        (873)            17           (890)
                                                                              -----------     ----------     ----------

    Total other expense......................................................     (20,022)          (696)       (19,326)
                                                                              -----------     ----------     ----------

(Loss) income before income taxes............................................      (2,636)        (6,304)         3,668
(Benefit from) provision for income taxes....................................      (1,500)        (3,600) (C)     2,100
                                                                              -----------     ----------     ----------


Net (loss) income............................................................ $    (1,136)    $   (2,704)    $    1,568
                                                                              ===========     ==========     ==========

        SEE NOTES TO THE PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                     ALARIS MEDICAL SYSTEMS, INC.
                            PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                            ----------------------------------------------
                                    (DOLLAR AMOUNTS IN THOUSANDS)


                                                                                     YEAR ENDED  DECEMBER  31, 1999
                                                                               ---------------------------------------
                                                                               HISTORICAL     ADJUSTMENT(A)  PRO FORMA
                                                                               ----------     -------------  ---------
                                                                                              (UNAUDITED)    (UNAUDITED)
Sales........................................................................ $   401,978     $   14,386     $  387,592
Cost of sales................................................................     208,739          8,817        199,922
                                                                              -----------     ----------     ----------

    Gross margin.............................................................     193,239          5,569        187,670
                                                                              -----------     ----------     ----------

Selling and marketing expenses...............................................      77,510          4,097         73,413
General and administrative expenses..........................................      44,639          3,934         40,705
Research and development expenses............................................      23,769          1,635         22,134
Restructuring, integration and other non-recurring charges...................      26,589         23,701          2,888
                                                                              -----------     ----------     ----------

    Total operating expenses.................................................     172,507         33,367        139,140
                                                                              -----------     ----------     ----------

Lease interest income........................................................       4,425              -          4,425
                                                                              -----------     ----------     ----------

    Income (loss) from operations............................................      25,157        (27,798)        52,955

Other income (expenses):
  Interest income............................................................       1,373              -          1,373
  Interest expense...........................................................     (39,949)        (1,476) (B)   (38,473)
  Other, net.................................................................      (1,649)            16         (1,665)
                                                                              -----------     ----------     -----------

    Total other expense......................................................     (40,225)        (1,460)       (38,765)
                                                                              -----------     -----------    ----------

(Loss) income before income taxes............................................     (15,068)       (29,258)        14,190
Provision for (benefit from) income taxes....................................       3,400         (5,500) (C)     8,900
                                                                              -----------     -----------    ----------

Net (loss) income ........................................................... $   (18,468)    $  (23,758)    $    5,290
                                                                               ==========     ==========     ==========

         SEE NOTES TO THE PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                          ALARIS MEDICAL SYSTEMS, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 ----------------------------------------------
                          (DOLLAR AMOUNTS IN THOUSANDS)


                                                                                    YEAR ENDED  DECEMBER  31, 1998
                                                                               ---------------------------------------
                                                                               HISTORICAL     ADJUSTMENT(A)  PRO FORMA
                                                                               ----------     -------------  ---------
                                                                                              (UNAUDITED)    (UNAUDITED)
Sales........................................................................ $   380,068     $    8,430     $  371,638
Cost of sales................................................................     191,232          5,155        186,077
                                                                              -----------     ----------     ----------

    Gross margin.............................................................     188,836          3,275        185,561
                                                                              -----------     ----------     ----------

Selling and marketing expenses...............................................      72,202          2,213         69,989
General and administrative expenses..........................................      40,952          1,830         39,122
Research and development expenses............................................      20,059            824         19,235
Purchased in-process research and development................................      28,334         22,800          5,534
Integration charges..........................................................       1,901          1,763            138
                                                                              -----------     ----------     ----------

    Total operating expenses.................................................     163,448         29,430        134,018
                                                                              -----------     ----------     ----------

Lease interest income........................................................       4,599              -          4,599
                                                                              -----------     ----------     ----------

    Income (loss) from operations............................................      29,987        (26,155)        56,142

Other income (expenses):
  Interest income............................................................       1,128              8          1,120
  Interest expense...........................................................     (41,814)          (704) (B)   (41,110)
  Other, net.................................................................      (1,100)            16         (1,116)
                                                                              -----------     ----------     ----------

    Total other expense......................................................     (41,786)          (680)       (41,106)
                                                                              -----------     ----------     ----------

(Loss) income before income taxes............................................     (11,799)       (26,835)        15,036
Provision for (benefit from) income taxes....................................       7,400         (1,000) (C)     8,400
                                                                              -----------     ----------     ----------

Net (loss) income ........................................................... $   (19,199)    $  (25,835)    $    6,636
                                                                              ===========     ==========     ==========

         SEE NOTES TO THE PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

NOTES TO THE PRO FORMA STATEMENT OF OPERATIONS
----------------------------------------------
(UNAUDITED)
(DOLLARS IN THOUSANDS)

(A) Represents operating activity of Instromedix. Excludes an estimated non-recurring gain from the sale of Instromedix of $5,604, a portion of which will be recognized in the third quarter of 2000, and the balance of which will be recognized once the Company completes its obligation under the Asset Purchase Agreement.

(B) Decrease in interest expense resulting from the reduction of debt based on actual rates in effect during the period.

(C) Tax provision adjustment resulting from elimination of Instromedix operating results and the reduction in interest expense.


          (c)     Exhibits.

                  Exhibit 2(a) Asset Purchase Agreement by and among ALARIS Medical, Inc., ALARIS Medical Systems, Inc., Card Guard Scientific Survival Ltd. and Card Guard Technologies, Inc. (Registrant agrees to furnish supplementally to the Commission upon request a copy of all omitted schedules and exhibits to the Asset Purchase Agreement.)

                  Exhibit 99(a) News Release issued by ALARIS Medical, Inc. dated August 21, 2000.

                  Exhibit 99(b) News Release issued by ALARIS Medical, Inc. dated August 31, 2000.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       ALARIS MEDICAL SYSTEMS, INC.
                                               (REGISTRANT)




Date:   September 15, 2000             By:   /S/ WILLIAM C. BOPP
                                             ------------------------------
                                             Name:  William C. Bopp
                                             Title: Senior Vice President
                                                    and Chief Financial Officer

                                  EXHIBIT INDEX




Exhibit
  No.

2(a) Asset Purchase Agreement by and among ALARIS Medical, Inc., ALARIS Medical Systems, Inc., Card Guard Scientific Survival Ltd. and Card Guard Technologies, Inc. (Registrant agrees to furnish supplementally to the Commission upon request a copy of all omitted schedules and exhibits to the Asset Purchase Agreement.)

99(a)        News Release issued by ALARIS Medical, Inc. dated August 21, 2000.

99(b)        News Release issued by ALARIS Medical, Inc. dated August 31, 2000.